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                                                                    EXHIBIT 10.3

                             Secured Promissory Note
                             -----------------------

$279,417,982                                                    January 1, 2002


1. FOR VALUE RECEIVED, Immunex Corporation, a Washington corporation ("Borrower"), hereby unconditionally promises to pay to American Home
       --------
     Products Corporation, a Delaware corporation ("AHP") and AHP Subsidiary Holding Corporation ("Holdings, and together with AHP, the "Payees"), the
                                                                 ------
     principal sum of Two Hundred Seventy Nine Million Four Hundred Seventeen Thousand and Nine Hundred Eighty-two Dollars ($279,417,982), in cash in immediately available funds, on the dates hereinafter specified, and to pay interest on the unpaid principal amount thereof in like money and funds, for the period commencing on the date hereof until the principal amount of this Note shall be paid in full, at the rates per annum and on the dates provided herein.

2.   As used herein, the following terms shall have the following meanings:

     "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as
      ---------------
      amended (as now or hereafter in effect).

     "Business Day" shall mean any day on which commercial banks are not
      ------------
     authorized or required to close in the City of New York.

     "Default" or "Event of Default" shall have the meanings given such terms in
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     Paragraph 6 hereof.

     "Dollars" or "$" shall mean lawful money of the United States of America.
      -------      -

     "Indebtedness" shall mean, as to any Person: (i) indebtedness created,
      ------------
     issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities); (ii) non-contingent obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or respective services rendered; (iii) indebtedness of others secured by a security interest, mortgage, lien, encumbrance, collateral assignment or right of any third party in or of the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (iv) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (v) capital lease obligations of such Person; and (vi) indebtedness of others guaranteed by such Person or for which such Person may be, or may become, liable.

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     "Insolvency Event" with respect to any Person shall mean that, and shall
      ----------------
     have occurred if:

     (a) the Person shall: (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property;
          (2) make a general assignment for the benefit of its creditors;
          (3) commence a voluntary case under the Bankruptcy Code; (4) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts; (5) fail to controvert in a timely manner and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code; or (6) take any corporate action for the purpose of effecting any of the foregoing;

     (b) a proceeding or case shall be commenced, without the application or consent of the Person, in any court of competent jurisdiction, seeking: (1) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts; (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Person of all or any substantial part of its assets; or (3) similar relief in respect of the Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more days; or

     (c) an order for relief against the Person shall be entered in an involuntary case under the Bankruptcy Code.

     "Interest Payment Date" shall mean January 11, 2002.
      ---------------------

     "Interest Rate" shall mean an annual rate of interest equal to the rate
      -------------
     publicly announced by JPMorgan Chase Bank in New York, New York as its 30-day LIBOR rate in effect on the date hereof plus 25 basis points. Interest shall be calculated daily on the basis of a year of 360 days and the actual number of days for which interest is due.

     "Note" shall mean this Secured Promissory Note.
      ----

     "Obligations" shall mean any and all liabilities, obligations, covenants,
      -----------
     agreements and payments of or required to be made by Borrower under or pursuant to this Note and the Pledge Agreement.

     "Person" shall mean any individual, corporation, company, voluntary
      ------
     association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

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     "Pledge Agreement" shall mean the Pledge Agreement dated as of the date
      ----------------
     hereof between Borrower and Payees.

     "Purchase Agreement" shall mean the Purchase Agreement, dated as of
      ------------------
     November 6, 2001, as amended (as amended, the "Purchase Agreement"), by and among the Payees and Borrower with respect to the issued and outstanding shares of capital stock of Greenwich Holdings Inc.

     "Subsidiary" shall mean, with respect to any Person, any other Person
      ----------
     of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other similar management body of such other Person (irrespective of whether or not at the time stock or other ownership interests of any other class or classes of such other Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such first Person or one or more of the Subsidiaries of such first Person.

3. (a) The principal amount of this Note shall mature and be payable in full, on January 11, 2002.

     (b) The principal amount of this Note may be prepaid by Borrower in whole or in part at any time and from time to time, without premium or penalty, provided that all accrued and unpaid interest on the principal amount of this Note being prepaid shall have been paid in full.

4. (a) Interest shall be payable on the principal amount of this Note outstanding from time to time at a rate equal to the Interest Rate during the period from and including the date hereof and payable, in arrears (calculated on the basis of a 360 day year), on January 11, 2002.

     (b) Any principal amount hereof which is not paid when due (whether at the stated maturity, by acceleration or otherwise), shall bear interest during the period from and including the date due to the date of payment in full at the rate per annum equal to the Interest Rate, both before and after judgment.

5.   Borrower hereby represents and warrants to Payees, as follows:

     (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Washington and has paid all excise taxes required by the Washington Department of Revenue.

     (b) Borrower has full corporate power and authority to enter into the Note and the Pledge Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Borrower of this Note have been duly

                                      -3-

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          authorized by all requisite corporate action on the part of Borrower.
          This Note has been duly executed and delivered by Borrower, and constitutes a valid and binding obligation of Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally or by general equitable principles.

     (c) The execution, delivery and performance by Borrower of this Note do not and will not contravene or conflict with (i) the articles of incorporation or by-laws of Borrower; (ii) in any material respect, any mortgage, deed of trust, lease, note, contract, agreement, bond, indenture, license, permit or trust to which Borrower or any of its Subsidiaries is a party; or (iii) in any material respect, any judgment, order, writ, injunction or decree of any court, governmental body, governmental authority, or arbitrator, to which Borrower or any of its Subsidiaries is a party, that, in any case, would prevent or be violated by, or under which there would be a default as a result of, the execution, delivery and performance by Borrower of this Note and the consummation of the transactions contemplated hereby. No material consent, approval or authorization of or declaration or filing with any Person or governmental authority is required for the valid execution, delivery and performance by Borrower of this Note and the consummation of the transactions contemplated hereby.

6.   If one or more of the following events (herein called "Events of Default")
                                                            -----------------
     shall occur:

     (a) Borrower shall default in the payment when due of any principal of or interest on this Note; or

     (b) Borrower shall default in the payment when due of any other amount payable by it under this Note or of any other monetary Obligation, and such default in payment shall continue unremedied for a period of three (3) Business Days after notice thereof by Payees to Borrower; or

     (c) Borrower shall default in the performance of any of its Obligations (other than Obligations to pay money), and such default shall continue unremedied for a period of ten (10) calendar days after notice thereof by Payees to Borrower; or

     (d) an Insolvency Event with respect to Borrower or any of its Subsidiaries; or

     (e) the occurrence of any "default" or "event of default" under any agreement, indenture or instrument evidencing or governing Indebtedness of Borrower in a principal amount outstanding of at least $25,000,000 in the aggregate for Borrower;

thereupon,

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     (x)  in the case of an Event of Default (other than an Insolvency Event),
          Payees may, by notice to Borrower, declare the principal amount then outstanding of, and the accrued interest on, this Note and all other amounts payable by Borrower under this Note to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby waived by Borrower; and

     (y) in the case of the occurrence of any Insolvency Event, the principal amount then outstanding of, and the accrued interest on, this Note and all other amounts payable by Borrower under this Note shall be automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby waived by Borrower.

7. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CHOICE OF LAW PRINCIPLES THEREOF).

8. Any action, suit or other proceeding initiated by Payees to enforce this Note may be brought in any Federal or state court in the State of New York, as Payees shall elect, having jurisdiction over the subject matter thereof. Borrower hereby submits itself to the jurisdiction of any such court and irrevocably appoints Borrower's Chief Financial Officer at 51 University Street, Seattle, Washington 98101 as agent for service of process, and agrees that service of process on Borrower in any such action, suit or proceeding may be effected by certified mail/return receipt requested addressed to Borrower's Chief Financial Officer at the foregoing address.

9. All notices, demands, requests or other communications that are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by telecopier, or sent by Federal Express or by registered or certified mail, postage prepaid, to the address or telecopier number, as the case may be, as follows:

     If to Payees:

     American Home Products Corporation
     Five Giralda Farms
     Madison, New Jersey 07940
     Attn: Executive Vice President and General Counsel
     Telecopier No.: (973) 660-7156
     Telephone No.:  (973) 660-5000

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     If to Borrower:

     Immunex Corporation
     51 University Avenue
     Seattle, Washington 98101
     Attn: General Counsel
     Telecopier No: (206) 292-9271
     Telephone No.: (206) 587-0430

     All such notices or other communications shall be deemed to have been given on the date transmitted by telecopier or personally delivered, or, in the case of notice or communication sent by Federal Express, one (1) day after the date deposited with Federal Express, or, in the case of notice or communication sent by registered or certified mail, seven (7) days after the date deposited in the mails, in each case given or addressed as aforesaid. Any party may by notice to each of the other parties change the address to which notice or other communications to it are to be delivered or mailed.

10. Any waiver of any term or condition of this Note, or any amendment or supplementation of this Agreement, shall be effective only if in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

11. Borrower shall pay on demand all costs and expenses (including without limitation reasonable legal fees) incurred by Payees in connection with the enforcement of this Note, and, upon such demand by Payees, such costs and expenses shall become Obligations of Borrower under this Note.

12. The Obligations of Borrower hereunder (whether for the payment of principal and interest or otherwise, and whether upon maturity or acceleration) shall be due, payable and performable by Borrower without the necessity of presentment, demand, notice, protest or other formalities of any kind, all of which are hereby waived by Borrower; provided that the foregoing shall in no way be deemed to limit the obligation of Payees to provide notice of default under Paragraph 6(a) hereof. Borrower agrees to pay all amounts owing under this Note without set-off, counterclaim, or defense of any nature whatsoever and, in any litigation arising out of or relating to this Note or to the payment of any portion thereof in which the holder of this Note and Borrower shall be adverse parties, Borrower hereby waives the right to interpose any set-off, counterclaim, or defense whatsoever (other than the defense of actual payout).

13. This Note and the rights and obligations hereunder shall not be assignable or transferable by the Borrower or the Payees, provided, however, that either Payee may assign its rights and obligations hereunder to an Affiliate of such Payee (as the term "Affiliate" is defined in the Purchase Agreement). Any attempted assignment in violation of this
     Section 13 shall be void.

                                 *     *    *

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     In witness whereof, the undersigned has executed and delivered this Note, in the State of Washington, as of the 1st day of January, 2002.

Attest:                               IMMUNEX CORPORATION


/s/ Angela M. Trout                   By:  /s/ David A. Mann
-----------------------------------        ------------------------------------
Angela M. Trout                            David A. Mann
Residency at Seattle, WA                   Chief Financial Officer and
                                           Executive Vice President

[Notary Seal]

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